Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) August 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on August 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on August 15, 2002 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: August 30, 2002



I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                               $ 416,788,877.53
    (B)Initial Certificates Principal Balance                                                       $ 401,190,000.00
       (i)   Initial Class A-1    Certificate Principal Balance           $ 85,000,000.00
                                  Certificate Amount Percentage                                               20.39%
                                  Certificate Pass-through Rate                                                2.00%
       (ii)  Initial Class A-2    Certificate Principal Balance           $ 76,000,000.00
                                  Certificate Amount Percentage                                               18.23%
                                  Certificate Pass-through Rate                                                7.58%
       (iii) Initial Class A-3    Certificate Principal Balance           $ 50,000,000.00
                                  Certificate Amount Percentage                                               12.00%
                                  Certificate Pass-through Rate                                                7.83%
       (iv)  Initial Class A-4    Certificate Principal Balance           $ 74,531,000.00
                                  Certificate Amount Percentage                                               17.88%
                                  Certificate Pass-through Rate                                                8.29%
       (v)   Initial Class A-5    Certificate Principal Balance           $ 25,000,000.00
                                  Certificate Amount Percentage                                                6.00%
                                  Certificate Pass-through Rate                                                8.32%
       (vi)  Initial Class M-1    Certificate Principal Balance           $ 29,178,000.00
                                  Certificate Amount Percentage                                                7.00%
                                  Certificate Pass-through Rate                                                8.51%
       (vii) Initial Class M-2    Certificate Principal Balance           $ 20,841,000.00
                                  Certificate Amount Percentage                                                5.00%
                                  Certificate Pass-through Rate                                                9.00%
       (viii)Initial Class B-1    Certificate Principal Balance           $ 18,757,000.00
                                  Certificate Amount Percentage                                                4.50%
                                  Certificate Pass-through Rate                                                9.00%
       (ix)  Initial Class B-2    Certificate Principal Balance           $ 21,883,000.00
                                  Certificate Amount Percentage                                                5.25%
                                  Certificate Pass-through Rate                                                0.00%

    (C)Initial Weighted Average Coupon (WAC)                                                                  10.90%
    (D)Initial Weighted Average Original Maturity (WAOM)                                                      325.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                                      323.00 months
    (F)Initial Number of Receivables                                                                           9,828
    (G)Servicing Fee Rate                                                                                      1.00%
    (H)Credit Enhancement
       (i)   Reserve Fund Initial Deposit Percentage                                                           0.00%
       (ii)  Reserve Fund Target %                                                                             0.00%
       (iii) Target Overcollateralization Percentage Prior to Crossover Date                                   5.25%
       (iv)  Target Overcollateralization Percentage After Crossover Date                                      9.19%
       (v)   Target Overcollateralization Floor                                                                1.25%
       (vi)  Target Credit Enhancement % Prior to Crossover Date                                               5.25%
       (vii) Target Credit Enhancement % After Crossover Date                                                  9.19%
       (viii)Target Credit Enhancement Floor                                                                   1.25%
       (ix)  Target Credit Enhancement Amount                                                        $ 21,881,416.07
    (I)Crossover Date Tests
             Earliest Crossover Date                                                                        Feb-2005
             Percent of Initial Suboridnation Percentage                                                     186.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                                    0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                              $ 325,535,508.07
    (B)Beginning Pool Factor                                                                              78.105613%
    (C)Ending Pool Schedule Balance                                                                 $ 319,911,651.23
    (D)Ending Pool Factor                                                                                 76.756283%
    (E)Ending Total Certificate Balance (after Current Distributions)                               $ 319,911,651.23
    (F)Current Overcollateralization Amount (after Current Distributions)                                        $ -
    (G)Weighted Average Coupon (WAC)                                                                          10.85%
    (H)Weighted Average Remaining Maturity (WAM)                                                              297.17 months
    (I)Ending Number of Receivables                                                                            7,626


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)   Scheduled Interest Collections durring Current Period                                      2,482,930.60
       (ii)  Paid Ahead Interest Collections applied to Current Period                                     27,213.13
       (iii) Net Servicer Advance                                                                        (267,014.14)
       (iiia)Reimbursement to Servicer for Previously Unrecovered Advances *VI(D)                         (91,559.51)
       (iv)  Liquidation Proceeds Attributable to Interest                                                187,245.66
       (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                       -
       (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                               0.00
       (vii) Recoveries on Previously Liquidated Contracts                                                 32,002.87
                                                                                                       --------------
       (viii)Total Interest Amount Available for Distribution                                           2,370,818.61

    (B)Principal

       (i)   Scheduled Principal Collections                                                              171,908.97
       (ii)  Full and Partial Principal Prepayments                                                       701,808.08
       (iii) Paid Ahead Principal Collections Applied to Current Period                                         0.00
       (iv)  Net Servicer Advance                                                                         (10,203.40)
       (v)   Liquidation Proceeds Attributable to Principal                                             1,170,980.22
       (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                       0.00
       (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                  0.00
       (viii)Other Principal Amounts                                                                            0.00
                                                                                                       --------------
       (ix)  Total Principal Amount Available for Distribution                                          2,034,493.87


IV. DISTRIBUTION CALCULATIONS

    (A)      Total Interest Available for Distribution                                                  2,370,818.61
    (B)      Total Principal Available for Distribution                                                 2,034,493.87
    (C)      Reserve Fund Draw Amount Required                                                                  0.00
    (D)      Draw on Letter of Credit for Interest Distribution                                                 0.00
             Less:
             Monthly Servicing Fee                                                                        271,279.59
             Reimbursement to Servicer for Liquidation Expense                                             18,365.18
             Late Payment Fees, Extension Fees and Other Permitted Fees                                         0.00
             Other Permitted Withdrawals from Certificate Account                                               0.00
                                                                                                       --------------
             Available Distribution Amount                                                              4,115,667.71

             Interest Accrual Period                                                                              31 days

             Total Interest Amount Due                                                                  2,099,539.02
             Total Interest Distribution Amount                                                         2,099,539.02

             Amount Available for Principal Distribution Amount                                         2,016,128.69
             Principal Distribution Calculation:
             Total Principal Amount Available for Distribution                                          2,034,493.87
             Principal Loss on Liquidated Assets                                                        3,589,362.97
                                                                                                       --------------
               Principal Distribution Due                                                               5,623,856.84
             Principal Distribution Shortfall Carryover Amount (Current Period)                                 0.00
             Accelerated Principal Distribution Amount for Current Period                                       0.00
                                                                                                       --------------
             Total Principal Amount to be Distributed                                                   5,623,856.84

             Draw on Letter of Credit for Principal Distribution                                                0.00
             Excess Interest                                                                                    0.00
             Reserve Account Deposit                                                                       0.00
             Reserve Account Release                                                                            0.00
             Class X Distribution Amount                                                                        0.00
             Class R Distribution Amount                                                                        0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)        Beginning Advance                                                                    13,663,732.50
       (ii)       Monthly Servicer Advance (Reimbursement)                                               (267,014.14)
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                 (91,559.51)
       (iv)       Ending Advance Balance                                                               13,305,158.85

    (B)Principal
       (i)        Beginning Advance                                                                     1,053,045.76
       (ii)       Monthly Servicer Advance (Reimbursement)                                                (10,203.40)
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                       0.00
                                                                                                       --------------
       (iv)       Ending Advance Balance                                                                1,042,842.36

    (C)Total Servicer Advance
       (i)        Beginning Advance                                                                    14,716,778.26
       (ii)       Monthly Servicer Advance (Reimbursement)                                               (277,217.54)
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                 (91,559.51)
                                                                                                       --------------
       (iv)       Ending Advance Balance                                                               14,348,001.21

VI. CREDIT ENHANCEMENT / OTHER

    (A)Overcollateralization

       (I)   Target Overcollaterallization Amount                                                      21,881,416.07
       (ii)  Beginning Balance                                                                                  0.00
       (iii) Write Down for Certificate Distributions                                                           0.00
       (iv)  Overcollaterallization Addition Amount                                                             0.00
       (v)   Overcollaterallization Reduction Amount                                                            0.00
       (vi)  Ending Balance                                                                                     0.00

    (B)Reserve Fund (if applicable)

       (i)   Required Reserve Fund Balance                                                                      0.00
       (ii)  Beginning Reserve Fund Balance                                                                     0.00
       (iii) Draws for Certificate Distributions                                                                0.00
       (iv)  Excess Interest Deposited                                                                          0.00
       (v)   Reserve Fund Release                                                                               0.00
       (vi)  Ending Reserve Fund Balance                                                                        0.00

    (C)Letter of Credit (if applicable)
       (i)   Beginning LC Balance                                                                               0.00
       (ii)  Draw on LC for Interest Distribution                                                               0.00
       (iii) Draw on LC for Principal Distribution                                                              0.00
       (iv)  Ending Balance                                                                                     0.00

    (D)Unreimbursed Servicer Advances (see note*)
       (i)   Previous Unreimbursed Advance Balance                                                      5,153,478.11
       (ii)  Current Months Reimbursement from Excess Interest                                             91,559.51
       (iv)  Ending Unreimbursed Advance Balance                                                        5,061,918.60
       Note: * represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period
VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)   Class A-1
                                  Pass-Through Rate                                                            2.00%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                               $ 42,189.13
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                          $ 42,189.13
                                  Ending Carryover Balance                                                       $ -
                                  Interest Paid Per $1000                                                     $ 0.50

       (ii)  Class A-2
                                  Pass-Through Rate                                                            7.58%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 458,453.80
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 458,453.80
                                  Ending Carryover Balance                                                       $ -
                                  Interest Paid Per $1000                                                     $ 6.03

       (iii) Class A-3
                                  Pass-Through Rate                                                            7.83%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 311,767.70
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 311,767.70
                                  Ending Carryover Balance                                                       $ -
                                  Interest Paid Per $1000                                                     $ 6.24

       (iv)  Class A-4
                                  Pass-Through Rate                                                            8.29%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 492,029.15
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 492,029.15
                                  Ending Carryover Balance                                                       $ -
                                  Interest Paid Per $1000                                                     $ 6.60

       (v)   Class A-5
                                  Pass-Through Rate                                                            8.32%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 165,639.03
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 165,639.03
                                  Ending Carryover Balance                                                       $ -
                                  Interest Paid Per $1000                                                     $ 6.63

    (B)Subordinate Certificates - Interest

       (i)   Class M1
                                  Pass-Through Rate                                                            8.51%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 207,017.91
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 207,017.91
                                  Ending Carryover Balance                                                       $ -
                                  Beginning Carryover Writedown Interest                                         $ -
                                  Current Writedown Interest                                                     $ -
                                  Current Carryover Writedown Interest Accrual                                   $ -
                                  Writedown interest Paid                                                        $ -
                                  Ending Carryover Writedown Interest                                            $ -
                                  Interest Paid Per $1000                                                     $ 7.10

       (ii)  Class M2
                                  Pass-Through Rate                                                            9.00%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 156,307.50
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 156,307.50
                                  Ending Carryover Balance                                                       $ -
                                  Beginning Carryover Writedown Interest                                         $ -
                                  Current Writedown Interest                                                     $ -
                                  Current Carryover Writedown Interest Accrual                                   $ -
                                  Writedown interest Paid                                                        $ -
                                  Ending Carryover Writedown Interest                                            $ -
                                  Interest Paid Per $1000                                                     $ 7.50

       (iii) Class B1
                                  Pass-Through Rate                                                            9.00%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 140,677.50
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 140,677.50
                                  Ending Carryover Balance                                                       $ -
                                  Beginning Carryover Writedown Interest                                         $ -
                                  Current Writedown Interest                                                     $ -
                                  Current Carryover Writedown Interest Accrual                                   $ -
                                  Writedown interest Paid                                                        $ -
                                  Ending Carryover Writedown Interest                                            $ -
                                  Interest Paid Per $1000                                                     $ 7.50

       (iv)  Class B2
                                  Pass-Through Rate                                                            9.00%
                                  Beginning Carryover Interest                                                   $ -
                                  Current Interest Accrual                                              $ 125,457.30
                                  Current Carryover Interest Accrual                                             $ -
                                  Interest Paid                                                         $ 125,457.30
                                  Ending Carryover Balance                                                       $ -
                                  Beginning Carryover Writedown Interest                                         $ -
                                  Current Writedown Interest                                                     $ -
                                  Current Carryover Writedown Interest Accrual                                   $ -
                                  Writedown interest Paid                                                        $ -
                                  Ending Carryover Writedown Interest                                            $ -
                                  Interest Paid Per $1000                                                     $ 5.73

    (C)Senior Certificates - Principal

       (i)   Class A-1
                                  Initial Certificate Balance                                          85,000,000.00
                                  Initial Certificate Percentage                                              20.39%
                                  Beginning Certificate Balance                                        24,512,233.84
                                  Shortfall Carryover                                                   1,095,898.86
                                  Current Principal Due                                                   205,888.57
                                  Current Principal Paid                                                  205,888.57
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Accelerated Principal Distribution                                            0.00
                                  Ending Certificate Balance                                           24,306,345.27
                                  Ending Pool Factor                                                           7.60%
                                  Principal Paid per $1000                                                      8.40
                                  Total Class Distribution                                                205,888.57

       (ii)  Class A-2
                                  Initial Certificate Balance                                          76,000,000.00
                                  Initial Certificate Percentage                                              18.23%
                                  Beginning Certificate Balance                                        72,626,344.96
                                  Shortfall Carryover                                                   3,246,996.15
                                  Current Principal Due                                                   610,019.24
                                  Current Principal Paid                                                  610,019.24
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Accelerated Principal Distribution                                            0.00
                                  Ending Certificate Balance                                           72,016,325.72
                                  Ending Pool Factor                                                          22.51%
                                  Principal Paid per $1000                                                      8.40
                                  Total Class Distribution                                                610,019.24
       (iii) Class A-3

                                  Initial Certificate Balance                                          50,000,000.00
                                  Initial Certificate Percentage                                              12.00%
                                  Beginning Certificate Balance                                        47,780,490.11
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                   401,328.45
                                  Current Principal Paid                                                  401,328.45
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Accelerated Principal Distribution                                            0.00
                                  Ending Certificate Balance                                           47,379,161.66
                                  Ending Pool Factor                                                          14.81%
                                  Principal Paid per $1000                                                      8.40
                                  Total Class Distribution                                                401,328.45
       (iv)  Class A-4

                                  Initial Certificate Balance                                          74,531,000.00
                                  Initial Certificate Percentage                                              17.88%
                                  Beginning Certificate Balance                                        71,222,554.17
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                   598,228.21
                                  Current Principal Paid                                                  598,228.21
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Accelerated Principal Distribution                                            0.00
                                  Ending Certificate Balance                                           70,624,325.95
                                  Ending Pool Factor                                                          22.08%
                                  Principal Paid per $1000                                                      8.40
                                  Total Class Distribution                                                598,228.21
       (v)   Class A-5

                                  Initial Certificate Balance                                          25,000,000.00
                                  Initial Certificate Percentage                                               6.00%
                                  Beginning Certificate Balance                                        23,890,245.06
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                   200,664.22
                                  Current Principal Paid                                                  200,664.22
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Accelerated Principal Distribution                                            0.00
                                  Ending Certificate Balance                                           23,689,580.84
                                  Ending Pool Factor                                                           7.41%
                                  Principal Paid per $1000                                                      8.40
                                  Total Class Distribution                                                200,664.22

    (D)Subordinate Certificates - Principal


       (i)   Class M1
                                  Initial Certificate Balance                                          29,178,000.00
                                  Initial Certificate Percentage                                               7.00%
                                  Beginning Certificate Balance                                        29,178,000.00
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                29,178,000.00
                                  Current Principal Paid                                                        0.00
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Ending Certificate Balance- Excluding Writedowns                     29,178,000.00
                                  Ending Pool Factor                                                           9.12%
                                  Principal Paid per $1000                                                      0.00
                                  Beginning Outstanding Writedown                                               0.00
                                  Current Writedown/Writeup                                                     0.00
                                  Ending Certificate Balance- Including Writedowns                     29,178,000.00
                                  Total Class Distribution                                                      0.00


       (ii)  Class M2
                                  Initial Certificate Balance                                          20,841,000.00
                                  Initial Certificate Percentage                                               5.00%
                                  Beginning Certificate Balance                                        20,841,000.00
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                20,841,000.00
                                  Current Principal Paid                                                        0.00
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Ending Certificate Balance- Excluding Writedowns                     20,841,000.00
                                  Ending Pool Factor                                                           6.51%
                                  Principal Paid per $1000                                                      0.00
                                  Beginning Outstanding Writedown                                               0.00
                                  Current Writedown/Writeup                                                     0.00
                                  Ending Certificate Balance- Including Writedowns                     20,841,000.00
                                  Total Class Distribution                                                      0.00

       (iii) Class B1
                                  Initial Certificate Balance                                          18,757,000.00
                                  Initial Certificate Percentage                                               4.50%
                                  Beginning Certificate Balance                                        18,757,000.00
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                18,757,000.00
                                  Current Principal Paid                                                        0.00
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Ending Certificate Balance- Excluding Writedowns                     18,757,000.00
                                  Ending Pool Factor                                                           5.86%
                                  Principal Paid per $1000                                                      0.00
                                  Beginning Outstanding Writedown                                               0.00
                                  Current Writedown/Writeup                                                     0.00
                                  Ending Certificate Balance- Including Writedowns                     18,757,000.00
                                  Total Class Distribution                                                      0.00

       (iv)  Class B2
                                  Initial Certificate Balance                                          21,883,000.00
                                  Initial Certificate Percentage                                               5.25%
                                  Beginning Certificate Balance                                        16,727,639.94
                                  Shortfall Carryover                                                           0.00
                                  Current Principal Due                                                16,727,639.94
                                  Current Principal Paid                                                        0.00
                                  Principal Shortfall Carryover For Current Period                              0.00
                                  Ending Certificate Balance- Excluding Writedowns                     16,727,639.94
                                  Ending Pool Factor                                                           4.10%
                                  Principal Paid per $1000                                                      0.00
                                  Beginning Outstanding Writedown                                       5,155,360.06
                                  Current Writedown/Writeup                                            (3,607,728.15)
                                  Ending Certificate Balance- Including Writedowns                     13,119,911.79
                                  Total Class Distribution                                             (3,607,728.15)

    (E)Total Certificate Balances
                                                                              Beg of Period           End of Period
       (i)   Aggregate Balance of Certificates                            $ 325,535,508.07          $ 319,911,651.23
       (ii)  Total Certificate Pool Factor                                      81.1424781%              79.7406843%



VIIIDELINQUENCY INFORMATION
                                                                               Percent of                 Percent of
    Delinquent Receivables at End of Due Period :      Scheduled Balance     Pool Balance        Units   Total Units
       30-59 Days Delinquent                            $ 26,629,117.91             8.32%          640         8.39%
       60-89 Days Delinquent                            $ 13,120,303.84             4.10%          317         4.16%
       90 Days or More Delinquent                       $ 36,469,282.66            11.40%          825        10.82%
       Homes Repossessed or Foreclosed Upon             $ 12,940,006.97             4.04%          287         3.76%

       Bankruptcy*   (included in above delinquency)    $ 25,432,556.46             7.95%          580         7.61%

       Extensions granted during period                                                            162
       Rewrites granted during period                                                                0

       * The Bankruptcy units and balances are already included in the above delinquency numbers.
          This information is provided for reference only.


IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                                   $ 1,225,016.66
       (ii)  Number of Contracts repurchased this period                                                           -
       (iii) Repurchase Price of Contracts this period                                                           $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                                      $ 1,225,016.66

    (B)Repurchased Contracts -  Delinquent Loans
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                                             $ -
       (ii)  Number of Contracts repurchased this period                                                           -
       (iii) Repurchase Price of Contracts this period                                                           $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                $ -

X.  REPOSSESSION / LOSS INFORMATION
                                                                                             Units   Scheduled Balance
             Beginning Repossession Inventory                                                 297      $13,214,605.93
             Repossessions Incurred                                                           150      $ 4,437,644.46
             Less Repurchase of Delinquent Loans                                                0                 $ -
             Less Repossessions Sold                                                          160      $ 4,712,243.42
                                                                                          ---------------------------
             Ending Repossession Inventory                                                    287     $ 12,940,006.97

             Principal Balance of Repossessions Liquidated                                             $ 4,712,243.42
             Reimbursement of Servicer Advances on Liquidated Contracts                                   $ 48,099.77
                  Liquidation Proceeds Attributable to Principal                                       $ 1,170,980.22
                                                                                                       --------------
                       Principal Loss on Liquidation of Repo                                           $ 3,589,362.97
             Reimbursement to Servicer for Liquidation Expense                                            $ 18,365.18
             Recoveries for Previously Liquidated Contracts                                               $ 32,002.87
                                                                                                       --------------
             Net Liquidation Loss (Realized Loss)                                                      $ 3,575,725.28

       Recoveries
             Liquidation Proceeds Attributable to Interest                                               $ 187,245.66
             Liquidation Proceeds Attributable to Principal                                            $ 1,170,980.22
             Recoveries for Previously Liquidated Contracts                                               $ 32,002.87
                                                                                                       --------------
             Total Recoveries                                                                          $ 1,390,228.75
             Recovery Percentage of Principal Balance of Repossessions Liquidated                           30%






XI. TRIGGERS

       Has the Crossover Date Occurred?                                                        NO

             Where the Current Distribution Date of                                         08/15/02
             is greater than the Earliest Crossover Date of                           February 29, 2004
                                  And
             Subordinated Certificates Beginning Principal Balance of                     35,484,639.94
             plus the Current Overcollateralization Amount of                                      0.00
             divided by the Current Beginning Pool Principal Balance of                  325,535,508.07
                                                                                          -------------
             Equals                                                                          10.90%
                                                                                          -------------
                                  And is greater than the:
             Subordinated Initital Certificates Percentage of                                16.50%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)                 175%
                                                                                          ------------
             Equals                                                                          28.88%
                                                                                          -------------



       Principal Distribution Tests:                                         Actual Ratio   Test Ratio    Result

                                                                        Over 60 Days Delinquent
                                                                        -------------------------------
             Current Mo                                                            19.55%
             1st Preceding Mo                                                      20.06%
             2nd Preceding Mo                                                      20.82%
             Average 60 Day Delinquency Ratio:                                     20.14%      5.50%         FAIL

                                                                        Over 30 Days Delinquent
                                                                        -------------------------------
             Current Mo                                                            27.87%
             1st Preceding Mo                                                      28.37%
             2nd Preceding Mo                                                      28.93%
             Average 30 Day Delinquency Ratio:                                     28.39%      8.50%         FAIL





                                                                                            Net Liquidation Losses
                                                       Ending Pool Bal                        (Realized Losses)
                                                       --------------------------------------------------------------
             Current Mo                                  319,911,651.23                             3,631,880.54
             1st Preceding Mo                            325,535,508.07                             4,461,743.22
             2nd Preceding Mo                            332,101,133.75                             4,537,616.60
                                  -----------------------------------------------------------------------------------
                                  Total                  977,548,293.05                            12,631,240.36
                                  -----------------------------------------------------------------------------------
                                  Divided by                          3
                                  -------------------------------------
                                  Average                325,849,431.02

             Sum of last 3 months of Losses                                      12,631,240.36
             Divided by 3 month average of Pool Balance                         325,849,431.02
             Annualized  (multiply by 4)                                                     4
             Current Realized Loss Ratio:                                               15.51%        2.75%     FAIL



             Beginning Cumulative Realized Losses                                43,467,708.85
             Net Liquidation Losses (Realized Losses)                             3,631,880.54
                                                                            ------------------
             Ending Cumulative Realized Losses                                   47,099,589.39
             Divided by Initial Pool Principal Balance                          416,788,877.53
             Cumulative Realized Loss Ratio:                                            11.30%        7.00%     FAIL


       Should Principal Be Distributed to the Subordinated Certificates?                                         NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance